Exhibit 10.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is dated as of January 13, 2016 among iBio, Inc., a Delaware corporation (the “Company”), and Eastern Capital Limited, a Cayman Islands corporation (including its successors and assigns, the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of common stock of the Company, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Additional Listing Application” means an application for the listing of the Shares with the NYSE MKT in the form required by the NYSE MKT.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser. For the purposes of this Agreement, the Company and its Subsidiaries will not be deemed an Affiliate of Purchaser or its subsidiaries and the Purchaser and its subsidiaries will not be deemed an Affiliate of the Company or its Subsidiaries.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” shall have the meaning assigned to such term in Section 2.1.

“Closing Date” shall have the meaning assigned to such term in Section 2.1.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company Counsel” means Andrew Abramowitz, PLLC, with offices located at 565 Fifth Avenue, 9th Floor, New York, New York 10017.

“Disclosure Schedules” shall have the meaning assigned to such term in Section 3.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Financial Statements” shall have the meaning assigned to such term in Section 3.1(f).

“GAAP” shall have the meaning assigned to such term in Section 3.1(f).

“Indemnified Liability” shall have the meaning assigned to such term in Section 4.5.

“Indemnified Persons” shall have the meaning assigned to such term in Section 4.5.

“Intellectual Property Rights” shall have the meaning assigned to such term in Section 3.1(l).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other similar restriction.

“Losses” shall have the meaning assigned to such term in Section 4.5.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(a).

“Outside Date” shall have the meaning assigned to such term in Section 5.1(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Amount” shall have the meaning assigned to such term in Section 2.1.

“Purchaser Party” shall have the meaning assigned to such term in Section 4.6.

“Purchaser Statements” shall have the meaning assigned to such term in Section 3.2(h).

“Required Approvals” shall have the meaning assigned to such term in Section 3.1(d).

“SEC Documents” shall have the meaning assigned to such term in Section 3.1(f).

“Shares” shall have the meaning assigned to such term in Section 2.1.

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“Subsidiary” means any direct or indirect subsidiary of the Company and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange or the OTC Bulletin Board.

“Transaction Documents” means this Agreement and all exhibits and schedules hereto.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company with a mailing address of 17 Battery Place, New York, New York 10004, and any successor transfer agent of the Company.

“Warrants” shall have the meaning assigned to such term in Section 2.1.

“Warrant Shares” shall have the meaning assigned to such term in Section 2.1.

ARTICLE II
PURCHASE AND SALE

2.1  Purchase and Sale; Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase 3,500,000 shares of Common Stock (the “Shares”), for a per Share purchase price of $0.622, resulting in an aggregate purchase price of $2,177,000 (the “Purchase Amount”). Simultaneously with the closing of the sale and purchase of Shares hereunder, the Purchaser shall exercise its Warrants, dated April 26, 2013 (the “Warrants”), to purchase 1,784,000 shares of Common Stock (“Warrant Shares”), in accordance with the procedures set forth in the Warrants. Subject to the satisfaction of the conditions set forth in Section 2.3, the closing of the transactions contemplated hereunder (the “Closing”) shall occur at the offices of Company Counsel on the third Trading Day following the date that the Additional Listing Application for the Shares is approved by the NYSE MKT or such other place or such other date as the parties may mutually agree (the “Closing Date”).

2.2  Closing Deliveries.

(a)  On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver a certificate evidencing the Shares registered in the name of the Purchaser.

(b)  On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company (i) the Purchase Amount by wire transfer of immediately available funds to the account notified in writing by the Company, and (ii) a duly executed Notice of Exercise in the form attached to the Warrants, exercising the Purchaser’s right to purchase all of the Warrant Shares, together with the exercise price for such Warrant Shares as provided in the Warrants.

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2.3  Closing Conditions.

(a)  The obligations of the Company hereunder to effect the Closing are subject to the following conditions being met:

(i)  the representations and warranties of the Purchaser contained in this Agreement (A) that are not qualified as to “materiality” shall be true and correct in all material respects as of the Closing Date, and (B) that are qualified as to “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are made as of another date, in which case such representations and warranties shall be true and correct in all material respects or true and correct, as the case may be, as of such specified date;

(ii)  the NYSE MKT shall have approved the Additional Listing Application for the Shares; and

(iii)  all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed.

(b)  The obligations of the Purchaser hereunder to effect the Closing are subject to the following conditions being met:

(i)  the representations and warranties of the Company contained in this Agreement (A) that are not qualified as to “materiality” shall be true and correct in all material respects as of the Closing Date, and (B) that are qualified as to “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are made as of another date, in which case such representations and warranties shall be true and correct in all material respects or true and correct, as the case may be, as of such specified date;

(ii)  the NYSE MKT shall have approved the Additional Listing Application for the Shares;

(iii)  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iv)  there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)  from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchaser concurrently herewith (the “Disclosure Schedules”), attached hereto as Exhibit A, which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to the Purchaser as of the date hereof and as of the Closing Date (or if a date is specified in a representation or warranty, as of such specified date):

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(a)   Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, to issue the Shares in accordance with the terms hereof and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Shares, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(c)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any Trading Market on which the Common Stock is traded or quoted), or by which any property or asset of the Company or a Subsidiary is bound or affected, except in the cases of conflicts described in clauses (ii) or (iii) that would not have a Material Adverse Effect.

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(d)  Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, including but not limited to the issuance and sale of Shares, other than (i) filings required pursuant to the Exchange Act, (ii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (iii) the filing of the Additional Listing Application (collectively, the “Required Approvals”) and filings which if not made would not result in a Material Adverse Effect.

(e)  Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all taxes and charges with respect thereof and free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The issuance of the Shares as contemplated hereunder will not violate any preemptive or similar rights of the holders of any shares of Common Stock or other securities of the Company.

(f)  SEC Reports. The Company has filed all reports required to be filed by it under the Exchange Act, for the previous two years (or such shorter period as the Company was required by law to file such material) (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects as to form with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised the Purchaser that a correct and complete copy of each of the SEC Documents (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where the Purchaser may view the SEC Documents. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in all material respects in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

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(g)  Brokers. The Company has not employed any unaffiliated broker or finder, or incurred any liability for any brokerage or finders fees or any similar fees or commissions in connection with the transactions contemplated by this Agreement.

(h)  Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Documents, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(i)  Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest quarterly financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (A) there has been no event, occurrence of development that has had or could reasonably be expected to result in a Material Adverse Effect, (B) the Company has not incurred any liabilities (contingent or otherwise) other than (x) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (D) the Company has not altered its method of accounting, (E) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed, or made any agreements to purchase or redeem any shares of its capital stock and (F) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

(j)  Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company as contemplated hereby.

(k)  No Integrated Offering. With the exception of any other anticipated purchase of Common Stock from the Company by the Purchaser, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(l)  Intellectual Property. Except as set forth in the SEC Reports, to the Company’s knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as would not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and, to the knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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3.2  Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date (or if a date is specified in a representation or warranty, as of such specified date) as follows:

(a)  Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)  Own Account. The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law.

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(c)  Purchaser Status. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The information set forth in the Accredited Investor Questionnaire completed by the Purchaser and delivered to the Company is complete and accurate.

(d)  Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. The Purchaser (i) has adequate means of providing for its current needs in the same manner as it would have been able to provide prior to making the investment in the Shares, (ii) has no need for liquidity in this investment, (iii) is aware of and able to bear the risks of this investment for an indefinite period of time and (iv) is presently able to afford a complete loss of such investment.

(e)  General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)  Information. The Purchaser represents that it has access to and has reviewed copies of the Company’s SEC Documents and each of the exhibits attached hereto. The Purchaser and its attorneys, investment advisors, business advisors, tax advisors and accountants have had sufficient access to all documents and records pertaining to the Company and this proposed investment, including but not limited to the SEC Documents and the exhibits attached hereto. Additionally, the Purchaser and all of its advisors have had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and other matters pertaining to this investment, and all such questions have been answered to the satisfaction of the Purchaser. The Purchaser and all of its advisors have had an opportunity to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished in the SEC Documents and any exhibits attached hereto.

(g)  Risk/Lack of Market. The Purchaser recognizes that an investment in the Shares involves significant risks, including, without limitation, those set forth in the SEC Documents. The Purchaser acknowledges that the Company’s continued operation is highly dependent upon its ability to raise substantial additional capital and/or increase revenues. No assurance can be given that the Company will be successful in raising any such capital and/or increasing revenues. The failure to raise such capital and/or increase revenues will have a material adverse effect on the Company’s operations and financial condition. The Purchaser realizes that it may not be able to sell or dispose of any of the Shares and that no market of any kind (public or private) may be available for any of the Shares at the time the Purchaser elects to sell its Shares. In addition, the Purchaser understands that its right to transfer the Shares will be subject to restrictions contained in applicable federal and state securities laws.

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(h)  Accuracy of Representations of Purchaser. The representations, warranties and agreements made by the Purchaser herein have been made with the intent that they be relied upon by the Company for purposes of the transactions contemplated by this Agreement. The Purchaser represents and warrants that none of the representations or warranties made by the Purchaser herein or the Accredited Investor Questionnaire submitted by the Purchaser to the Company (“Purchaser Statements”) contains any false or misleading statement or omits to state a material fact.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1  Transfer Restrictions.

(a)  The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or an exemption under the Securities Act, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of any transfer, any such transferee, other than with respect to a transfer pursuant to a registration statement or an exemption under the Securities Act, shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement.

(b)  The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Shares substantially in the following form:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2  Additional Listing Application. Promptly following the date hereof, the Company shall submit the Additional Listing Application to the NYSE MKT.

4.3  Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder for general corporate purposes.

4.4  Form D. The Company agrees to timely file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser.

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4.5  Indemnification by Purchaser. The Purchaser shall indemnify the Company and its stockholders, directors, officers, employees, agents and any of the affiliates of the foregoing (the “Indemnified Persons”) and hold harmless the Indemnified Persons from and against any and all loss, cost, liability, damages, penalties, actions, suits, and expenses (including reasonable attorneys’ fees and other legal expenses) (“Losses”) which may be imposed upon, asserted against, paid or incurred by the Indemnified Persons (except and only to the extent that the same arises solely from gross negligence or willful misconduct on the part of an Indemnified Person) at any time or from time to time in connection with the enforcement of the terms hereof or of any Transaction Document against the Purchaser, or related to the consummation of the transactions contemplated hereby or under any Transaction Document with respect to the Purchaser, including the prosecution or defense of any suit against the Purchaser relating to or arising out of this Agreement or any Transaction Document, or any breach by the Purchaser of its representations and warranties hereunder or under any Transaction Document or the default by the Purchaser under this Agreement or any Transaction Document (collectively the “Indemnified Liability”); provided, however, that the Purchaser shall not be liable for the payment to any Indemnified Person of any portion of such Indemnified Liability resulting from the gross negligence or willful misconduct on the part of an Indemnified Person. If any action shall be brought against any Indemnified Person in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Person shall promptly notify the Purchaser in writing, and the Purchaser shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnified Person. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person except to the extent that (i) the employment thereof has been specifically authorized by the Purchaser in writing, (ii) the Purchaser has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Purchaser and the position of such Indemnified Person, in which case the Purchaser shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Purchaser will not be liable to any Indemnified Person under this Agreement (i) for any settlement by a Indemnified Person effected without the Purchaser’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Indemnified Person’s breach of any of the representations, warranties, covenants or agreements made by such Indemnified Person in this Agreement or any Transaction Document.

4.6  Indemnification by Company. The Company shall indemnify the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (each, a “Purchaser Party”) and hold harmless the Purchaser Parties from and against any and all Losses which may be imposed upon, asserted against, paid or incurred by the Purchaser Parties (except and only to the extent that the same arises solely from gross negligence or willful misconduct on the part of a Purchaser Party) at any time or from time to time in connection with (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or any Transaction Document or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by this Agreement (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed or (ii) to the extent, but only to the extent, that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or any Transaction Document.

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ARTICLE V

MISCELLANEOUS

5.1  Termination. This Agreement may be terminated at any time prior to the Closing:

(a)  by either the Company or the Purchaser, if the Closing shall not have occurred by March 31, 2016 (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 5.1(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(b)  by either the Company or the Purchaser if there shall be in effect any final and nonappealable law, order or other legal restraint or prohibition by any governmental, regulatory, listing or administrative authority, agency or commission or any court, tribunal or judicial body preventing or making illegal the consummation of the transactions contemplated hereby;

(c)  by the Company if the Purchaser shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement which would give rise to the failure of a condition set forth in Section 2.3(a), which breach cannot be or has not been cured within five days after the giving of written notice by the Company to the Purchaser specifying such breach;

(d)  by the Purchaser if the Company shall have breached any of its representations, warranties, covenants or agreements contained in this Agreement which would give rise to the failure of a condition set forth in Section 2.3(b), which breach cannot be or has not been cured within five days after the giving of written notice by the Purchaser to the Company specifying such breach; or

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(e)  by the mutual written consent of the Company and the Purchaser

5.2  Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4  Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5  Survival. The representations and warranties contained herein shall survive the Closing hereunder and the delivery of the Shares for a period of twelve months.

5.6  Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect the interpretation of any of the provisions hereof.

5.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser (other than in the context of a merger, sale of all or substantially all of the Common Stock or sale of all or substantially all of the Company’s assets). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Shares as permitted hereunder, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the Purchaser.

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5.8  No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9  Governing Law; Jurisdiction; No Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New York County, New York. Each party hereby irrevocably consents to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement.

5.10  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.12  Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.13  Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14  Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents, and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

5.15  Expenses. Each party shall bear its own expenses and legal fees incurred on its behalf with respect to the negotiation, execution and consummation of the transactions contemplated by this Agreement and the Transaction Documents.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Share Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IBIO, INC.		Address for Notice:

By:	/s/ Robert B. Kay	iBio, Inc.
Name:	Robert B. Kay
Title:	Executive Chairman and CEO	600 Madison Avenue, Suite 1601, New York, NY
Attention: Chief Executive Officer
Telephone: (302) 355-0650
Facsimile: (302) 356-1173

With a copy to (which shall not constitute notice):		Andrew Abramowitz, PLLC
565 Fifth Avenue, 9th Floor
New York, NY 10017
Attention: Andrew Abramowitz, Esq.
Telephone: (212) 972-8882
Facsimile: (212) 972-8883

EASTERN CAPITAL LIMITED		Address for Notice:

By:	/s/ Mark VanDevelde	Eastern Capital Limited
Name:	Mark VanDevelde	10 Market Street No. 773
Title:	Director	Camana Bay
Grand Cayman KY1-9006
Attention: William Sullivan
Telephone: 345-640-3330
Fax: 345-945-1531

Address for Delivery of Shares for Purchaser (if not same as address for notice):

Shares to be delivered in book entry form to:

Eastern Capital Limited A/C # ECL01 / 17-99237

Custodian: Northern Trust Company

DTC # 2669

Agent ID # 20290

Institution ID # 26724